Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com	LAZARD ASSET MANAGEMENT
Lazard World Dividend & Income Fund, Inc. Third Quarter Report S E P T E M B E R 3 0, 2 0 0 6

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the Third Quarter Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended September 30, 2006. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for over a year, and we are very pleased with LOR’s performance in 2006 and since the Fund’s inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2006)

For the third quarter of 2006, the Fund’s Net Asset Value per share (“NAV”) gained 6.1%, comfortably outperforming the benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®), which earned 4.5% during this period. Similarly, the year-to-date and one-year NAV returns of 16.5% and 18.5%, respectively, compare very favorably to the benchmark returns of 10.9% and 14.6% . And since inception, the Fund’s annualized NAV return of 20.7%, is also well ahead of the Index return of 18.3% . Shares of LOR ended the third quarter of 2006 with a market price of $20.87, representing a 5.3% discount to the Fund’s NAV of $22.03. The Fund’s net assets were $148.6 million as of September 30, 2006, with total leveraged assets of $215.0 million, representing 30.9% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the outperformance of the benchmark by the Fund’s NAV returns in 2006 and since inception. Third quarter performance was affected primarily by a favorable overweight to telecommunication stocks and good stock selection within the industrials sector. In addition, returns for the smaller, short-duration1 currency and debt portion of the Fund were up moderately over the third quarter, and have been a positive contributor to performance in 2006 and since inception.

As of September 30, 2006, 67.6% of the Fund’s total leveraged assets consisted of world equities and 32.4% consisted of emerging markets currency and debt instruments.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. The first dividend was paid on September 23, 2005. However, in September 2006, the Fund distributed $0.2764 per share (almost two-and-a half times the usual declared monthly distribution), representing payment of the Fund’s regular monthly dividend as well as the 2005 spillback distribution (pursuant to Section 855 of the Internal Revenue Code). The spillback distribution included short-term capital gains of $0.1590, and long-term capital gains of $0.0007, realized by the Fund between November 1, 2005 and December 31, 2005. Inclusive of the September distribution, dividends paid by the Fund in the last 12 monthly periods represent an annualized market yield of 8.7% based on the share price of $20.87 at the close of NYSE trading on September 30, 2006. LOR has met all of its distribution obligations, since inception, without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(67.6% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Barclays PLC, which provides commercial and investment banking, insurance, financial and asset management services, and operates branches in more than 60 countries worldwide; National Grid PLC, which owns, operates, and develops electricity and gas networks throughout the U.K. and in the northeastern United States; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacturing, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Vodafone, a mobile telecommunications firm operating principally in the U.S., Europe, and Asia Pacific.

Companies held in the world equity portfolio are based in both the developed-market and emerging-market regions around the world. As of September 30, 2006, 34.4% of these stocks were based in North America, 19.2% were from Continental Europe (not including the U.K.), 15.3% were from the U.K., 11.8% were from Australia and New Zealand, 10.2% were from Asia, 4.3% were Latin America, and 4.8% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (26.6%), which includes banks, insurance companies, and financial services companies, and telecommunications services (18.2%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, and industrials. The average dividend yield on the world equity portfolio was 5.0% at September 30.

World Equity Market Review

Markets posted solid gains during the third quarter of 2006, after a sharp decline in May and early June over concerns about accelerating inflation and fears that the Federal Reserve (“Fed”) would continue its course of tight monetary policy. The third quarter rebound was spurred by the Fed’s decision to again leave the benchmark Fed Funds rate unchanged, at 5.25% . It was the second consecutive “no change” after 17 consecutive increases. The Fed cited moderating growth and a cooling housing market as factors contributing to its decision to leave rates unchanged. Investors also cheered the recent 20% retracement in energy prices, from record levels, as the geopolitical landscape in the world’s major oil-producing region improved, and supply concerns waned, boosting consumer confidence. Although the market did rise, overall, during the quarter, it wasn’t without a few pullbacks, as investors wavered on the outlook for inflation and Fed actions. Yet, in general, it appears that economic growth remains healthy, albeit slowing, as inflation seems to be contained, and lower energy costs and a slowing housing market should help keep inflation in check.

From a sector perspective, defensive groups such as tele-com services, health care, consumer staples, and utilities outperformed. Technology stocks also significantly outperformed, following an extended period of lagging the broad market. Financials also performed well, particularly the large financial stocks with exposure to capital markets, as they continue to benefit from robust activity in mergers and acquisitions, initial public offerings, and securities trading. Conversely, industrial and materials stocks lagged, as these more cyclical sectors were hurt by fears of slowing growth, particularly in housing, and a decline in commodity prices. Energy stocks also declined, as the price of oil made a considerable pull-back from record levels in July. From a regional perspective, U.S. stocks outperformed modestly, helped by the strength in technology, while European markets continued their solid performance. Japanese stocks lagged materially, as recent economic reports have been weaker than expected, calling into question the sustainability of the long-awaited economic recovery. In addition, the election of a new prime minister created uncertainty

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

about the future pace of economic reform. While world small caps performed positively for the third quarter, they underperformed large caps. Emerging markets performed solidly in the third quarter, and rose by almost 5%. All emerging regions finished higher over the period, with Asia having risen the most.

What Helped and What Hurt LOR

A large weighting in telecommunications stocks helped the performance of the Fund’s world equity portfolio. Global telecom holdings, such as Telecom New Zealand, Maroc Telecom, Verizon, and Citizens Communications performed well after lagging for an extended period. In addition, stock selection in industrials helped portfolio performance as shares of Pacific Basin Shipping rose sharply due to better-than-expected freight rates. Utilities holdings also performed well as shares of AWG, a U.K. water utility, rose sharply after the company received a buyout offer.

Conversely, the Fund’s world equity portfolio performance was hurt by weakness in its consumer discretionary holdings, such as Mediaset. Shares of Mediaset have been harmed by the continued weakness in Italian advertising. In addition, energy holdings, such as Statoil, detracted from performance, as the price of oil retreated from recent highs.

Emerging Market Currency and Debt Portfolio
(32.4% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one-year) emerging market forward currency contracts and local currency debt instruments. As of September 30, this portfolio consisted primarily of forward currency contracts (86.4%), and a smaller allocation to sovereign debt obligations (10.5%) and structured notes (3.1%) . The average duration of the emerging market currency and debt portfolio was approximately 4.0 months, as of September 30, with an average yield of 8.8% .2

At September 30, the Fund’s emerging market currency and debt holdings were highly diversified across 30 countries within Asia (27.2%), Latin America (22.1%), Africa (19.3%), Eastern Europe (15.2%), the Middle East (7.1%), and the Commonwealth of Independent States and Baltic countries (9.1%) .

Emerging Market Currency and Debt Market Review

In the third quarter of 2006, some of the themes affecting performance with emerging market currencies included U.S. growth and inflation data, the sustainability of China’s investment-led growth and its foreign exchange policy, global liquidity conditions, the direction of commodity price movements, and International Monetary Fund’s and the G7 countries’ views on global imbalances. Countries characterized by uncertain domestic policy or shaky macroeconomic fundamentals (such as large current account deficits) saw currencies become increasingly sensitive to global investor sentiment.

While emerging market central banks are in different stages of their monetary policy cycles, most are on hold or tightening (though exceptions do exist such as Brazil and Indonesia which are easing). The sustainability of each country’s balance of payments is an important indicator for future directional money market pressure and the potential for heightened volatility. The investment team is closely monitoring the effect that changes in foreign-investor risk appetite may have on specific local markets, and seeking to adjust exposure in the Fund’s emerging markets currency and debt portfolio accordingly. The reliance of a country on foreign portfolio capital inflows is an important factor. Large current account deficits can often create vulnerabilities for the local currency, with some countries particularly dependent on whimsical foreign financing sources, as opposed to more stable foreign direct investment or overseas worker remittance inflows.

What Helped and Hurt LOR

Money market returns (in U.S. dollar terms) were positive across all emerging market regions, except for Africa, during the third quarter of 2006. The third quarter’s top performing local markets were those most negatively impacted during the second quarter’s equity-driven capital outflow. Specifically, robust gains were reaped from recoveries in Turkey, the Philippines, and Colombian local markets, all of which suffered materially in the second quarter.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Asia remains the portfolio’s heaviest regional weighting. This exposure helped returns, with good country selection in top-performing India, Indonesia, and the Philippines, as relatively high local-market yields and equity market inflows supported appreciating currencies. Latin American exposure also helped returns with powerful rallies in Colombia, Brazil, and Mexico, all rebounding from oversold levels during the May/June market turbulence. Within Europe, positions in Romania and Poland added value, and the Slovak money market also did well. Commonwealth of Independent States/Baltic exposures were a positive contributor with the Ukraine and Russia returning the most, while the depreciation of Kazak’s tenge detracted modestly from returns. In the Middle East/Africa region, Turkey was the top performer, and Egyptian T-Bills posted a consistent quarterly return. Conversely, four African markets detracted from returns, mostly explained by the correlated decline of the Botswana pula with the South African rand, on its economic and policy linkages. The portfolio had no exposure to the rand until late in September, at which point it initiated a 1% position, after the rand’s precipitous fall since May. South Africa’s external deficit has likely peaked, and should improve going forward, on reduced cost of energy imports and slowing domestic demand. While volatility remains high, and money market sentiment uncertain, the rand’s current valuation is more compelling than it’s been at any time over the past few years.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results. The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2006
(unaudited)
	One	Since
	Year	Inception**

Market Price	25.86%	11.98%
Net Asset Value	18.54	20.69
MSCI ACWI Index	14.59	18.25

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2006 (unaudited)
		Percentage of
Security	Value	Net Assets

Bank of America Corp.	$6,583,753	4.43%
Eni SpA	5,492,389	3.70
Lloyds TSB Group PLC	4,790,445	3.22
Enel SpA	4,733,037	3.18
Telecom Corp. of New Zealand, Ltd.	4,434,272	2.98
Citigroup, Inc.	4,311,356	2.90
Altria Group, Inc.	3,980,600	2.68
The Dow Chemical Co.	3,944,776	2.65
Verizon Communications, Inc.	3,304,570	2.22
Statoil ASA	3,264,294	2.20

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2006 (unaudited)

Description	Shares	Value

Common Stocks—96.2%

Australia—8.5%
Amcor, Ltd. (a)	575,000	$3,188,165
Australia and New Zealand
Banking Group, Ltd. (a)	58,260	1,167,779
BlueScope Steel, Ltd. (a)	227,294	1,099,125
Coca-Cola Amatil, Ltd.	270,608	1,350,986
National Australia Bank, Ltd.	42,163	1,154,734
TABCORP Holdings, Ltd.	89,200	1,040,419
Telstra Corp., Ltd. (a)	699,600	1,936,903
Wesfarmers, Ltd.	64,779	1,688,562

Total Australia		12,626,673

Brazil—2.6%
Souza Cruz SA (a)	203,200	3,144,873
Ultrapar Participacoes SA
Sponsored ADR	42,100	746,854

Total Brazil		3,891,727

Egypt—0.6%
MobiNil	30,050	849,462

France—4.3%
Euler Hermes SA	10,625	1,263,820
France Telecom SA	83,000	1,903,038
Total SA	49,698	3,257,917

Total France		6,424,775

Greece—2.2%
Motor Oil (Hellas) Corinth
Refineries SA	37,100	939,928
OPAP SA	69,352	2,328,068

Total Greece		3,267,996

Hong Kong—1.5%
Pacific Basin Shipping, Ltd.	3,882,000	2,226,897

India—0.8%
Oil and Natural Gas Corp., Ltd.	47,593	1,211,458

Israel—2.0%
Bank Hapoalim BM	643,741	3,041,508

Italy—9.1%
Enel SpA	519,300	$4,733,037
Eni SpA	185,529	5,492,389
Mediaset SpA	63,612	682,920
Mediolanum SpA	168,965	1,254,253
Telecom Italia SpA	546,376	1,315,031

Total Italy		13,477,630

Japan—1.6%
Ichiyoshi Securities Co., Ltd.	78,100	1,045,831
Nikko Cordial Corp.	59,500	690,425
Nissan Motor Co., Ltd.	63,900	716,044

Total Japan		2,452,300

Mexico—2.8%
Grupo Mexico SAB de CV,
Series B	671,600	2,102,347
Kimberly-Clark de Mexico
SAB de CV, Series A	503,200	2,035,904

Total Mexico		4,138,251

Morocco—1.3%
Maroc Telecom	126,000	1,905,749

Netherlands—0.5%
Koninklijke Wessanen NV	52,700	728,994

New Zealand—3.0%
Telecom Corp. of New Zealand, Ltd. .	1,561,300	4,434,272

Norway—2.7%
Statoil ASA	137,950	3,264,294
Storebrand ASA	73,300	774,757

Total Norway		4,039,051

South Korea—1.3%
KT Corp. Sponsored ADR (a)	91,900	1,973,093

Taiwan—4.7%
Chunghwa Telecom Co., Ltd. ADR (a)	40,086	693,888
Fubon Financial Holding Co., Ltd.	2,205,000	1,828,756
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,651,778	2,979,414

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

Description		Shares	Value

Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR		155,000	$1,488,000

Total Taiwan			6,990,058

Turkey—0.8%
Turkcell Iletisim Hizmetleri AS ADR	.	88,954	1,183,088

United Kingdom—15.0%
AWG PLC		46,900	1,353,526
Barclays PLC		196,800	2,477,710
Drax Group PLC		133,929	2,085,190
Gallaher Group PLC		154,500	2,522,350
HSBC Holdings PLC		125,300	2,280,859
Lloyds TSB Group PLC		475,356	4,790,445
National Grid PLC		204,112	2,544,985
Royal Bank of Scotland Group PLC	.	54,984	1,888,789
Taylor Woodrow PLC		109,966	728,696
Vodafone Group PLC		694,989	1,587,056

Total United Kingdom			22,259,606

United States—30.9%
Altria Group, Inc. (a)		52,000	3,980,600
Bank of America Corp. (a)		122,900	6,583,753
Bristol-Myers Squibb Co. (a)		107,100	2,668,932
CBL & Associates Properties, Inc. (a) .		36,200	1,517,142
Centerplate, Inc. (a)		90,800	1,483,672
Citigroup, Inc. (a)		86,800	4,311,356
Citizens Communications Co. (a)		216,400	3,038,256
Consolidated Edison, Inc.		32,000	1,478,400
Du Pont (E.I.) de Nemours & Co. (a)	.	58,900	2,523,276
Ferrellgas Partners LP (a)		30,200	688,258
Health Care Property Investors, Inc. (a)		60,000	1,863,000
Masco Corp. (a)		83,000	2,275,860
Pfizer, Inc. (a)		49,100	1,392,476
The Dow Chemical Co. (a)		101,200	3,944,776
The Southern Co. (a)		85,300	2,939,438
Verizon Communications, Inc. (a)		89,000	3,304,570
Washington Mutual, Inc.		17,300	752,031
Weyerhaeuser Co.		18,300	1,125,999

Total United States			45,871,795

Total Common Stocks
(Identified cost $134,345,932)			$142,994,383

Preferred Stock—1.6%

Brazil—1.6%
Telemar Norte Leste SA
(Identified cost $2,579,090) (a)		111,200	2,346,418

		Principal
		Amount
Description		(000) (c)	Value

Foreign Government
Obligations—4.9%

Costa Rica—0.5%
Costa Rican Treasury Bill,
0.00%, 10/11/06		386,550	738,674

Egypt—3.6%
Egypt Treasury Bills:
0.00%, 10/17/06		10,925	1,895,013
0.00%, 01/16/07		1,475	250,223
0.00%, 01/30/07		8,575	1,449,547
0.00%, 03/13/07		2,575	430,908
0.00%, 03/20/07		8,275	1,382,442

Total Egypt			5,408,133

Mexico—0.3%
Mexico Government Bond,
9.00%, 12/20/12		4,080	385,604

Turkey—0.5%
Turkey Government Bond,
15.00%, 02/10/10		1,361	802,653

Total Foreign Government
Obligations
(Identified cost $7,442,984)			7,335,064

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

	Principal
	Amount
Description	(000) (c)	Value

Structured Notes—1.5%

Brazil—1.3%
Citibank Brazil Inflation-Linked
Bond NTN-B:
9.55%, 05/18/09 (d)	557	$566,364
9.55%, 08/17/10 (d)	698	687,407
9.10%, 05/18/15 (d)	659	624,563

Total Brazil		1,878,334

Colombia—0.2%
Citibank Colombia TES Linked Deposit,
9.61%, 04/26/12 (d)	251	277,962

Total Structured Notes
(Identified cost $2,146,794)		2,156,296

Total Investments—104.2%
(Identified cost $146,514,800) (b)		$154,832,161
Liabilities in Excess of Cash
and Other Assets—(4.2)%		(6,211,946)

Net Assets—100.0%		$148,620,215

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/27/06	1,097,830	$353,000	$352,474	$—	$526
ARS	11/06/06	4,238,835	1,366,000	1,359,363	—	6,637
ARS	11/13/06	1,263,675	406,000	404,948	—	1,052
BRL	11/30/06	5,609,922	2,571,000	2,549,617	—	21,383
BRL	12/20/06	1,114,775	430,000	505,506	75,506	—
BRL	12/28/06	1,570,000	641,733	711,291	69,558	—
BWP	10/11/06	2,924,000	498,840	455,147	—	43,693
BWP	11/06/06	2,912,058	476,000	451,286	—	24,714
BWP	11/20/06	2,578,419	411,000	398,760	—	12,240
BWP	12/21/06	1,322,543	211,000	203,619	—	7,381
BWP	02/22/07	1,877,000	295,604	286,543	—	9,061
BWP	03/21/07	2,063,694	324,000	313,922	—	10,078
CLP	10/13/06	219,727,200	406,000	408,785	2,785	—
CLP	10/16/06	177,862,850	331,000	330,891	—	109
COP	10/10/06	937,886,000	404,000	391,399	—	12,601
COP	10/10/06	573,803,150	239,000	239,460	460	—
COP	10/10/06	1,061,747,600	446,000	443,089	—	2,911
COP	10/23/06	1,760,482,750	733,000	733,915	915	—
COP	10/25/06	1,760,482,750	733,000	733,796	796	—
COP	10/26/06	1,110,700,250	451,000	462,920	11,920	—
COP	11/17/06	350,640,000	144,000	145,892	1,892	—
COP	11/17/06	747,176,600	307,000	310,880	3,880	—
GHC	10/13/06	1,283,279,000	137,000	138,711	1,711	—
GHC	11/07/06	5,311,615,000	569,000	571,584	2,584	—
GHC	12/18/06	748,160,000	80,000	79,852	—	148
GHC	01/24/07	3,297,000,000	350,000	349,440	—	560
GHC	02/28/07	1,394,442,000	147,000	146,843	—	157
IDR	10/30/06	3,140,840,000	337,000	340,470	3,470	—
IDR	11/13/06	3,357,185,000	377,000	363,922	—	13,078
IDR	12/19/06	17,195,300,000	1,865,000	1,863,989	—	1,011
IDR	12/20/06	3,560,092,500	385,500	385,918	418	—
IDR	03/20/07	3,592,860,000	385,500	389,470	3,970	—
ILS	11/20/06	2,415,639	551,000	560,937	9,937	—
INR	10/05/06	56,677,760	1,216,000	1,233,888	17,888	—
INR	11/07/06	16,819,200	360,000	365,690	5,690	—
INR	11/17/06	14,879,220	318,000	323,405	5,405	—
INR	12/22/06	31,767,600	690,000	689,669	—	331
ISK	10/11/06	28,172,828	398,000	401,201	3,201	—
ISK	11/06/06	24,023,720	343,000	340,136	—	2,864
KRW	10/10/06	1,398,748,000	1,454,000	1,478,201	24,201	—
KZT	11/15/06	23,283,000	185,404	183,333	—	2,071

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

KZT	12/15/06	23,835,440	$200,500	$187,763	$—	$12,737
KZT	09/08/07	46,879,950	377,000	368,990	—	8,010
MXN	11/16/06	3,410,228	314,000	309,305	—	4,695
MXN	11/24/06	7,791,679	687,000	706,393	19,393	—
MXN	01/08/07	3,997,965	358,000	361,521	3,521	—
MXN	03/30/07	4,133,238	366,000	371,952	5,952	—
MYR	10/10/06	1,777,788	486,000	482,274	—	3,726
MYR	10/12/06	2,078,454	574,000	563,892	—	10,108
MYR	10/16/06	1,844,501	503,000	500,514	—	2,486
MYR	10/18/06	1,844,350	503,000	500,520	—	2,480
MYR	11/10/06	1,253,120	356,000	340,449	—	15,551
MYR	11/13/06	1,921,000	522,153	521,977	—	176
NGN	10/05/06	98,557,700	755,000	767,387	12,387	—
NGN	01/10/07	88,750,000	682,377	682,172	—	205
PEN	11/15/06	1,179,286	365,500	363,209	—	2,291
PEN	02/15/07	1,180,017	365,500	363,476	—	2,024
PHP	10/17/06	112,542,600	2,140,000	2,239,945	99,945	—
PHP	11/13/06	38,858,400	756,000	772,153	16,153	—
PHP	12/18/06	32,340,220	638,000	641,550	3,550	—
PHP	06/26/07	20,815,180	382,000	409,678	27,678	—
PLN	10/16/06	1,710,875	559,000	545,943	—	13,057
PLN	10/17/06	6,009,752	1,921,000	1,917,787	—	3,213
PLN	11/20/06	3,726,381	1,197,000	1,190,547	—	6,453
RON	10/10/06	1,866,000	677,388	667,628	—	9,760
RON	10/23/06	600,000	218,190	214,435	—	3,755
RON	10/25/06	6,127,000	2,204,274	2,189,372	—	14,902
RON	10/31/06	1,408,000	509,683	502,868	—	6,815
RON	10/31/06	2,051,997	735,905	732,872	—	3,033
RON	11/21/06	1,210,668	433,000	431,728	—	1,272
RUB	10/06/06	16,068,800	605,000	599,737	—	5,263
RUB	02/01/07	120,623,940	4,282,000	4,522,674	240,674	—
RUB	02/26/07	1,958,400	68,000	73,486	5,486	—
RUB	02/26/07	10,641,940	394,000	399,321	5,321	—
RUB	09/19/08	16,102,170	549,000	598,778	49,778	—
SGD	10/06/06	1,809,793	1,148,000	1,141,159	—	6,841
SGD	10/10/06	1,809,719	1,148,000	1,141,339	—	6,661
SGD	10/12/06	869,095	553,000	548,169	—	4,831
SGD	10/13/06	1,375,975	858,000	867,919	9,919	—
SGD	10/23/06	453,333	289,000	286,090	—	2,910
SIT	10/02/06	139,110,160	742,000	735,565	—	6,435
SKK	10/25/06	6,181,754	210,500	209,627	—	873

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

SKK	10/25/06	20,251,406	$686,000	$686,738	$738	$—
SKK	11/27/06	6,180,280	210,500	209,694	—	806
THB	10/20/06	37,330,000	1,000,000	990,241	—	9,759
THB	11/10/06	3,473,000	92,000	91,943	—	57
TRY	10/20/06	697,245	470,000	457,443	—	12,557
TRY	10/20/06	1,023,045	667,000	671,191	4,191	—
TRY	11/01/06	3,098,368	2,080,000	2,023,359	—	56,641
TRY	02/09/07	1,049,000	638,660	659,090	20,430	—
TRY	05/31/07	488,807	300,785	294,657	—	6,128
TZS	10/05/06	72,333,000	57,000	56,076	—	924
TZS	10/13/06	507,482,000	412,973	392,454	—	20,519
TZS	10/26/06	264,557,500	215,000	203,772	—	11,228
TZS	10/26/06	314,160,000	255,000	241,978	—	13,022
TZS	11/09/06	282,528,000	218,000	216,557	—	1,443
TZS	11/16/06	248,716,800	192,000	190,165	—	1,835
TZS	12/05/06	77,481,000	60,994	58,842	—	2,152
TZS	12/15/06	269,059,000	210,805	203,611	—	7,194
TZS	12/20/06	442,308,000	348,000	334,128	—	13,872
TZS	05/08/07	1,030,179,000	785,795	746,732	—	39,063
UAH	10/11/06	1,009,000	200,079	199,815	—	264
ZAR	10/23/06	5,234,624	711,178	672,553	—	38,625
ZMK	10/13/06	957,089,000	231,612	229,166	—	2,446

Total Forward Currency Purchase Contracts			$63,002,932	$63,202,531	$771,303	$571,704

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	12/28/06	1,100,274	$476,000	$498,481	$—	$22,481
COP	10/10/06	937,886,000	362,678	391,399	—	28,721
RUB	02/01/07	27,267,975	1,015,000	1,022,385	—	7,385
SIT	10/02/06	139,110,160	736,812	735,565	1,247	—
THB	10/20/06	37,330,000	984,701	990,241	—	5,540
THB	11/10/06	3,473,000	91,347	91,943	—	596
TRY	02/09/07	754,000	525,179	473,741	51,438	—
TRY	02/09/07	295,000	209,413	185,350	24,063	—
TZS	05/08/07	1,030,179,000	776,907	746,732	30,175	—

Total Forward Currency Sale Contracts			$5,178,037	$5,135,837	106,923	64,723

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$878,226	$636,427

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2006 (unaudited)

(a)	Segregated security for forward currency contracts.

(b)	For federal income tax purposes, the aggregate cost was $146,514,800, aggregate gross unrealized appreciation was $11,524,098, aggregate gross unrealized depreciation was $3,206,737 and the net unrealized appreciation was $8,317,361.

(c)	Principal amount denominated in respective country’s currency unless otherwise specified.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” Principal amount denominated in U.S. dollar. Interest rate shown reflects current yield as of September 30, 2006.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”
TES — Titulos de Tesoreria
Currency Abbreviations:
ARS	—	Argentine Peso	PEN	— Peruvian New Sol
BRL	—	Brazilian Real	PHP	— Philippine Peso
BWP	—	Botswanian Pula	PLN	— Polish Zloty
CLP	—	Chilean Peso	RON	— Romanian Leu
COP	—	Colombian Peso	RUB	— Russian Ruble
GHC	—	Ghanaian Cedi	SGD	— Singapore Dollar
IDR	—	Indonesian Rupiah	SIT	— Slovenian Tolar
ILS	—	Israeli Shekel	SKK	— Slovenska Koruna
INR	—	Indian Rupee	THB	— Thai Baht
ISK	—	Iceland Krona	TRY	— New Turkish Lira
KRW	—	South Korean Won	TZS	— Tanzanian Shilling
KZT	—	Kazakhstanian Tenge	UAH	— Ukranian Hryvnia
MXN	—	Mexican Peso	ZAR	— South African Rand
MYR	—	Malaysian Ringgit	ZMK	— Zambian Kwacha
NGN	—	Nigerian Naira

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco.	6.5%
Automotive	0.5
Banking	13.0
Building & Construction	2.0
Chemicals	4.4
Commercial Services	1.0
Drugs	2.7
Electric	9.3
Energy Exploration & Production	0.8
Energy Integrated	9.2
Financial Services	8.5
Food & Beverages	1.4
Forest & Paper Products	4.3
Gas Utilities	0.5
Insurance	2.2
Leisure & Entertainment	2.7
Manufacturing	1.1
Metals & Mining	2.2
Real Estate	2.3
Semiconductors & Components	3.0
Telecommunications	17.8
Transportation	1.5
Utilities	0.9

Subtotal	97.8
Foreign Government Obligations	4.9
Structured Notes	1.5

Total Investments	104.2%

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare Shareholder Services, Inc., as dividend disbursing agent (the "Plan Agent"), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the "Plan"). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in youraccount under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2007
Independent Directors:
Leon Pollack (65)	Director	Director, Lazard Alternative Strategies Fund, LLC (“Lazard
Alternative”); Former Managing Director, Donaldson, Lufkin &
Jenrette.
Robert M. Solmson (58)	Director	Director, Lazard Alternative; Director, Colonial Williamsburg Co.;
Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former
Director, Independent Bank, Memphis.
Interested Director:
Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2008
Independent Directors:
Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Director, Lazard Alternative; Trustee, The
Juilliard School; Chairman of the Board, Bridgehampton Chamber
Music Festival; Trustee, American Friends of the National
Gallery/London.
Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director, Public
Health Research Institute; Trustee Emeritus, Clarkson University;
Council of Trustees, New Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2009
Independent Directors:
John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard Alternative;
Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.
Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
Lazard Alternative; Director, O’Charley’s, Inc., a restaurant chain.
Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

(1)	Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”).

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.
Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.
Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006; Chief Compliance Officer at Aeltus
Investment Management, from 1993 to July 2002.
Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law &
Regulations at J. & W. Seligman & Co., from July 1999 to October
2002.
David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.
Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com